Loans And Allowance For Credit Losses (Components Of Investment In Direct Financing Leases) (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 1,498,755	¥ 677,959
Estimated residual values of leased property	18,261	22,384
Less-unearned income	(202,755)	(69,196)
Net investment in direct financing leases	¥ 1,314,261	¥ 631,147